			Deal Summary Report								CSFB05-9G6BBG

				Assumptions							Collateral
Settlement	30-Sep-05	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default		0 CDR					$103,626,943.00	5.95	358	2	5.95	4.62
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
2A1	100,000,000.00	5.5	10/05 - 07/35	5.76	4.47	5.502	155	Interp	99-29.00	44818.81	443.06	100.349	1-Sep-05	FIX
6B1	3,626,943.01	5.5	10/10 - 07/35	11.27	7.96	5.529	138	Interp	99-29.00	2895.38	16.07	3.64	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.687	3.842	3.860	3.918	4.126	4.409	3.970	4.225	4.280	4.358	4.537	4.851

CSFB05-9G6BBG - Dec - 2A1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	98	95	93	91
25-Sep-07	100	94	83	77	72
25-Sep-08	100	88	67	58	49
25-Sep-09	100	83	55	43	34
25-Sep-10	100	78	44	32	22
25-Sep-11	100	73	36	24	15
25-Sep-12	100	68	29	18	10
25-Sep-13	100	64	23	13	7
25-Sep-14	100	60	19	10	5
25-Sep-15	100	56	16	7	3
25-Sep-16	97	52	12	5	2
25-Sep-17	94	47	10	4	1
25-Sep-18	91	43	8	3	1
25-Sep-19	88	39	6	2	1
25-Sep-20	84	35	5	2	*
25-Sep-21	81	31	4	1	*
25-Sep-22	77	28	3	1	*
25-Sep-23	73	25	2	1	*
25-Sep-24	68	22	2	*	*
25-Sep-25	64	19	1	*	*
25-Sep-26	59	17	1	*	*
25-Sep-27	54	14	1	*	*
25-Sep-28	48	12	1	*	*
25-Sep-29	42	10	*	*	*
25-Sep-30	36	8	*	*	*
25-Sep-31	29	6	*	*	*
25-Sep-32	22	4	*	*	*
25-Sep-33	15	3	*	*	*
25-Sep-34	7	1	*	*	*
25-Sep-35	0	0	0	0	0

WAL	21.79	12.33	5.76	4.48	3.66
Principal Window	Aug15-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G6BBG - Dec - 6B1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	100
25-Sep-11	100	98	94	92	90
25-Sep-12	100	96	87	83	78
25-Sep-13	100	92	77	70	63
25-Sep-14	100	88	66	56	47
25-Sep-15	100	82	54	43	33
25-Sep-16	97	75	43	32	23
25-Sep-17	94	69	34	23	15
25-Sep-18	91	62	27	17	10
25-Sep-19	88	57	21	13	7
25-Sep-20	84	51	17	9	5
25-Sep-21	81	46	13	7	3
25-Sep-22	77	41	10	5	2
25-Sep-23	73	37	8	3	1
25-Sep-24	68	32	6	2	1
25-Sep-25	64	28	5	2	1
25-Sep-26	59	25	4	1	*
25-Sep-27	54	21	3	1	*
25-Sep-28	48	18	2	1	*
25-Sep-29	42	15	1	*	*
25-Sep-30	36	12	1	*	*
25-Sep-31	29	9	1	*	*
25-Sep-32	22	6	*	*	*
25-Sep-33	15	4	*	*	*
25-Sep-34	7	2	*	*	*
25-Sep-35	0	0	0	0	0

WAL	21.79	16.17	11.27	10.11	9.31
Principal Window	Aug15-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G6BBG - Dec - COLLAT

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	98	95	93	91
25-Sep-07	100	94	83	78	73
25-Sep-08	100	89	68	59	51
25-Sep-09	100	83	56	45	36
25-Sep-10	100	78	46	34	25
25-Sep-11	100	74	38	26	18
25-Sep-12	100	69	31	20	12
25-Sep-13	100	65	25	15	9
25-Sep-14	100	61	21	11	6
25-Sep-15	100	57	17	9	4
25-Sep-16	97	52	14	6	3
25-Sep-17	94	48	11	5	2
25-Sep-18	91	43	9	3	1
25-Sep-19	88	39	7	3	1
25-Sep-20	84	36	5	2	1
25-Sep-21	81	32	4	1	*
25-Sep-22	77	29	3	1	*
25-Sep-23	73	25	3	1	*
25-Sep-24	68	22	2	1	*
25-Sep-25	64	20	1	*	*
25-Sep-26	59	17	1	*	*
25-Sep-27	54	15	1	*	*
25-Sep-28	48	12	1	*	*
25-Sep-29	42	10	*	*	*
25-Sep-30	36	8	*	*	*
25-Sep-31	29	6	*	*	*
25-Sep-32	22	4	*	*	*
25-Sep-33	15	3	*	*	*
25-Sep-34	7	1	*	*	*
25-Sep-35	0	0	0	0	0

WAL	21.79	12.46	5.95	4.67	3.86
Principal Window	Aug15-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.